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                                                                   Exhibit 10.1


                                  BILL OF SALE

KNOWN ALL MEN BY THESE PRESENTS

That FOUNDERS FOOD & FIRKINS LTD. having an office and place of business at 5831 CEDAR LAKE RD., ST. LOUIS PARK, MN 55416 WITH EQUIPMENT LOCATED AT 2620 S. LOUISE AVE., SIOUX FALLS, SD 57104 hereinafter referred to as "Seller", for and in consideration, of the sum of ONE Dollar ($1.00) lawful money of the United States of America, and other valuable consideration, to it in hand paid, at or before the ensealing and delivery of these presents by GCI Capital, Inc., 14525 Highway 7, Suite 370, Minnetonka, MN 55345 hereinafter referred to as the "Buyer", the receipt whereof is hereby acknowledged, has bargained and sold, and by these presents does hereby grant and convey unto the Buyer, its successors and assigns, each item set forth in the Exhibit of Equipment which is annexed hereto and made a part hereof.

Buyer hereby purchases the items described in the Exhibit, and Seller warrants and represents that it has paid all import, excise, sales, use and personal property taxes and duties due and to become due as a result of the sale evidenced herein and as a result of the purchase of such items by Seller and/or ownership heretofore of such items by Seller.

Seller hereby further convenants, warrants and represents that Seller has full title to and the right to sell and transfer the property set forth in the Exhibit to the Buyer, and does so transfer said property with full and marketable title, free and clear of all liens and encumbrances.

Seller hereby covenants to hold and to save the Buyer, and Buyer's assigns and successors, free and harmless from any and all liabilities, losses, costs and expenses, including reasonable attorneys' fees, arising out of any claim, direct or indirect, with respect to the right of Seller to sell the items set forth in the Exhibit or with respect to a breach of any warranty, representation or covenant of Seller contained herein.

IN WITNESS WHEREOF, the Seller has hereunto set its hand and seal this 15TH day of JUNE 2001.

SELLERS: FOUNDERS FOOD & FIRKINS LTD.

By:   /s/ Steven J. Wagenheim
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Its:  President
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                            CERTIFICATE OF ACCEPTANCE



Lease No.   051999-010  Sch. 2

Lessee:   Founders Food & Firkins Ltd.





                                    EQUIPMENT

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      See Exhibit A.






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      Location of Equipment:   2620 S. Louise Ave.   Sioux Falls, SD 57104


                                ACCEPTANCE NOTICE

The Lessee acknowledges that the equipment described above was received by Lessee on 6/15/01 in good order and condition acceptable to Lessee. By the terms specified in the Lease Agreement, dated 5/19/99 between Lessee and GCI Capital, Inc., Lessor has agreed to pass on all equipment warranties provided by vendor(s) and/or manufacturer(s); the Lessee acknowledges that Lessor is not liable for the performance of the equipment and agrees that all rental payments will be made regardless of equipment operability. Any decals or metal plates supplied by Lessor have been affixed to the equipment in accordance with the instruction of Lessor.

By:   /s/ Steven J. Wagenheim
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Its:  President
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                           SCHEDULE TO LEASE AGREEMENT

LESSOR: GCI Capital, Inc.                               LEASE NO.  051999-01

LESSEE: FOUNDERS FOOD & FIRKINS LTD.                    SCHEDULE NO. 2

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                                    EQUIPMENT
================================================================================



                See Exhibit A.



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Location of Equipment:  2620 S. Louise Ave.   Sioux Falls, SD  57104


 INITIAL LEASE TERM        RENT PAYMENT              RENT PAYMENT DUE DATE

  84   Months             $12,257.99  per month      The  1st  10th  15th X 20th
  84   Payments                                           day of each month


PAYMENT APPLIES TO:

1st Payment              $ 12,257.99
Sales Tax                $
Administrative Fee       $    50.00
Amount Due               $12,307.99
                                           Purchase Option

                                           Purchase Agreement

OTHER TERMS: On 11/20/2004 the payments shall adjust to an amount that will fully amortize the remaining GCI obligation in 42 months and provide a yield of Prime +2.0%. Prime shall be defined as that number listed as prime in the Wall Street Journal.

Rent Payments shall commence upon Lessee's acceptance of the Equipment and shall be made on each Rent Payment Due Date thereafter until the total number of Payments has been made. Lessor hereby leases to Lessee and Lessee hereby leases from Lessor the Equipment described above on the terms and conditions set forth above and pursuant to and subject to all terms and conditions of the Lease Agreement between Lessor and Lessee dated 5/19/99.

ACCEPTED                            DATED AS OF  June 15, 2001
                                                --------------

GCI CAPITAL, INC., LESSOR                  FOUNDERS FOOD & FIRKINS LTD., LESSEE

By:    /s/ Lee Erhard                      By:    /s/ Steven J. Wagenheim
      -------------------------------            -------------------------------

Title: President                           Title: President
      -------------------------------            -------------------------------